Exhibit 99.2


                     SWISS RE FINANCIAL PRODUCTS CORPORATION
                               55 East 52nd Street
                            New York, New York 10055
                    Fax: (917) 322-7201/Phone: (212) 407-7322


DATE:             September 28, 2006

TO: Deutsche Bank National Trust Company, not in its individual capacity, but solely as Trustee under IndyMac INDX
                  Mortgage Loan Trust 2006-FLX1 ("Party B")
                  1761 East St. Andrew Place,
                  Santa Ana, California 92705-4934,
                  Attention:  Trust Administration; IN06F1
                  TEL: (714) 247-6282
                  FAX: (714) 247-6285
                  EMAIL: marion.c.hogan@db.com

FROM:             Swiss Re Financial Products Corporation ("Party A")

RE:               CORRIDOR TRANSACTION - LIBOR Certificates

Our Reference Number: 1065182

Dear Sir or Madam:

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Deutsche Bank National Trust Company, not in its individual capacity, but solely as Trustee under IndyMac INDX Mortgage Loan Trust 2006-FLX1 and Swiss Re Financial Products Corporation (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction").

This letter agreement constitutes a "Confirmation" and the definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc., ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. This Confirmation will be governed by and subject to the terms and conditions which would be applicable if, prior to the Trade Date, the parties had executed and delivered an ISDA Master Agreement (Multicurrency-Cross Border), in the form published by ISDA in 1992 (the "Master Agreement"), with the attached Schedule B as the Schedule to the Master Agreement and the modifications provided below (collectively, the "Agreement"). In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation and the attached Schedule B, this Confirmation will govern.

Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), among IndyMac MBS, Inc., as depositor, IndyMac Bank, F.S.B., as seller and servicer, and Deutsche Bank National Trust Company, as trustee.

In this Confirmation "Party A" means Swiss Re Financial Products Corporation and "Party B" means Deutsche Bank National Trust Company, not in its individual capacity, but solely as Trustee under IndyMac INDX Mortgage Loan Trust 2006-FLX1.

SRFP Cap Confirmation                                                          1
Ref No.:  1065182

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(i) Principal. In the case of Party A, and Party B it is acting as principal and not as agent when entering into the Transaction.

(ii) Non-Reliance. In the case of both parties, it is acting for its own account, it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(iii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Agreement and the Transaction. It is also capable of assuming, and assumes, the financial and other risks of the Agreement and the Transaction.

(iv) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction

2. The terms of the particular Transaction to which this Confirmation relates are as follows:


      Notional Amount:                                         With respect to any Calculation Period, the lesser
                                                               of (i) the amount set forth on the attached
                                                               Amortization Schedule, Schedule A and (ii) the
                                                               aggregate Class Certificate Balance of the LIBOR
                                                               Certificates immediately prior to the related
                                                               Distribution Date (as each such term is defined in
                                                               the Pooling and Servicing Agreement).

      Trade Date:                                              August 31, 2006

      Effective Date:                                          October 25, 2006

      Termination Date:                                        July 25, 2013, subject to adjustment in accordance
                                                               with the Following Business Day Convention.


SRFP Cap Confirmation                                                          2
Ref No.:  1065182



Fixed Amounts:

      Fixed Rate Payer:                                        Party B

      Fixed Rate Payer Payment Date:                           September 28, 2006

      Fixed Amount:                                            USD 1,080,000.00

Floating Amounts:

      Floating Rate Payer:                                     Party A

      Cap Rate:                                                See attached Amortization Schedule, Schedule A

      Floating Rate Payer Period End Dates:                    The 25th day of each month, subject to adjustment in
                                                               accordance with the Following Business Day Convention.

      Floating Rate Payer Payment Dates:                       Two (2) Business Days prior to each Floating Rate
                                                               Payer Period End Date, commencing on November 22, 2006

      Floating Rate Option:                                    USD-LIBOR-BBA; provided, however, that if the
                                                               Floating Rate determined from such Floating Rate
                                                               Option for any Calculation Period is greater than
                                                               10.00% then the Floating Rate for such Calculation
                                                               Period shall be deemed to be 10.00%

      Designated Maturity:                                     One month

      Spread:                                                  None

      Floating Rate Day Count Fraction:                        Actual/360

      Reset Dates:                                             The first day of each Calculation Period.

      Compounding:                                             Inapplicable

Business Days for payment:                                     New York and Santa Ana

Calculation Agent:                                             Party A; provided, however, that if an Event of
                                                               Default occurs with respect to Party A, then Party B
                                                               shall be entitled to appoint a financial institution
                                                               which would qualify as a Reference Market-Maker to
                                                               act as Calculation Agent (such financial institution
                                                               subject to Party A's consent).

SRFP Cap Confirmation                                                          3
Ref No.:  1065182



3.    Recording of Conversations

Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it, and (iii) agrees that recordings may be submitted in evidence in any proceedings relating to this Agreement or any potential Transaction.

4.    Account Details:

      Account for payments to Party A:                         JPMorgan Chase Bank
                                                               SWIFT: CHASUS33
                                                               Account of: Swiss Re Financial Products
                                                               Account No.: 066-911184
                                                               ABA# 021000021


      Account for payments to Party B:                         Deutsche Bank Trust Co-Americas
                                                               New York, NY  10006
                                                               ABA 021-001-033
                                                               Account 01419663
                                                               Name NYLTD Funds Control-Stars West
                                                               Re: IndyMac INDX Mortgage Loan Trust
                                                               2006-FLX1

5.    Offices:

      The Office of Party A for this Transaction is:           New York, NY

      The Office of Party B for this Transaction:              Santa Ana, CA


SRFP Cap Confirmation                                                          4
Ref No.:  1065182

6. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

 Please promptly confirm that the foregoing correctly sets forth the terms of the Transaction entered into between us by executing this Confirmation and returning it to us by facsimile to:

                   Swiss Re Financial Products Corporation
                   Attention: Derivatives Documentation
              Fax: (917) 322-7201 Phone: (212) 407-7322


Swiss Re Financial Products                             Accepted and confirmed as of the date
Corporation                                             first written:


                                                        IndyMac INDX Mortgage Loan Trust 2006-FLX1

                                                        By: Deutsche Bank National Trust Company, solely as
                                                        Trustee for IndyMac INDX Mortgage Loan Trust 2006-FLX1




By: /s/ Shaun Lynch                                     By:  /s/ Marion Hogan
----------------------------------------------------    ---------------------------------------------------------

Name: Shaun Lynch                                       Name:      Marion Hogan
----------------------------------------------------               ----------------------------------------------

Title: Authorized Signatory                             Title:     Associate
----------------------------------------------------               ----------------------------------------------




SRFP Cap Confirmation                                                          5
Ref No.:  1065182

Schedule A to the Confirmation dated as September 28, 2006
Re: Reference Number: 1065182

Between Deutsche Bank National Trust Company, not in its individual capacity, but solely as Trustee under Swiss Re Financial Products Corporation and IndyMac INDX Mortgage Loan Trust 2006-FLX1.

Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

          --------------------------- ------------------------- --------------------------- -----------------
              From and including          To but excluding        Notional Amount (USD)       Cap Rate (%)
          --------------------------- ------------------------- --------------------------- -----------------
          October 25, 2006            November 25 2006                337,950,956.00            6.820932
          --------------------------- ------------------------- --------------------------- -----------------
          November 25, 2006           December 25 2006                335,735,068.00            7.050460
          --------------------------- ------------------------- --------------------------- -----------------
          December 25, 2006           January 25, 2007                333,536,539.00            6.822970
          --------------------------- ------------------------- --------------------------- -----------------
          January 25, 2007            February 25 2007                331,355,225.00            6.822920
          --------------------------- ------------------------- --------------------------- -----------------
          February 25, 2007           March 25 2007                   329,190,979.00            7.553890
          --------------------------- ------------------------- --------------------------- -----------------
          March 25, 2007              April 25, 2007                  327,043,659.00            6.822820
          --------------------------- ------------------------- --------------------------- -----------------
          April 25, 2007              May 25, 2007                    324,913,121.00            7.050200
          --------------------------- ------------------------- --------------------------- -----------------
          May 25, 2007                June 25, 2007                   322,799,225.00            6.822720
          --------------------------- ------------------------- --------------------------- -----------------
          June 25, 2007               July 25, 2007                   320,701,829.00            7.050090
          --------------------------- ------------------------- --------------------------- -----------------
          July 25, 2007               August 25 2007                  318,620,797.00            6.822620
          --------------------------- ------------------------- --------------------------- -----------------
          August 25, 2007             September 25, 2007              316,555,989.00            6.822560
          --------------------------- ------------------------- --------------------------- -----------------
          September 25, 2007          October 25, 2007                312,076,907.00            7.104830
          --------------------------- ------------------------- --------------------------- -----------------
          October 25, 2007            November 25, 2007               307,663,854.00            6.875590
          --------------------------- ------------------------- --------------------------- -----------------
          November 25, 2007           December 25, 2007               303,315,825.00            7.104730
          --------------------------- ------------------------- --------------------------- -----------------
          December 25, 2007           January 25, 2008                299,031,829.00            6.875490
          --------------------------- ------------------------- --------------------------- -----------------
          January 25, 2008            February 25, 2008               294,810,892.00            6.875440
          --------------------------- ------------------------- --------------------------- -----------------
          February 25, 2008           March 25, 2008                  290,652,056.00            7.349550
          --------------------------- ------------------------- --------------------------- -----------------
          March 25, 2008              April 25, 2008                  286,554,376.00            6.875330
          --------------------------- ------------------------- --------------------------- -----------------
          April 25, 2008              May 25 2008                     282,516,922.00            7.104460
          --------------------------- ------------------------- --------------------------- -----------------
          May 25, 2008                June 25, 2008                   278,538,780.00            6.875230
          --------------------------- ------------------------- --------------------------- -----------------
          June 25, 2008               July 25, 2008                   274,619,049.00            7.104350
          --------------------------- ------------------------- --------------------------- -----------------
          July 25, 2008               August 25, 2008                 270,756,841.00            6.875120
          --------------------------- ------------------------- --------------------------- -----------------
          August 25, 2008             September 25, 2008              266,951,285.00            6.875070
          --------------------------- ------------------------- --------------------------- -----------------
          September 25, 2008          October 25 2008                 263,201,521.00            7.104190
          --------------------------- ------------------------- --------------------------- -----------------
          October 25, 2008            November 25, 2008               259,506,703.00            6.874970
          --------------------------- ------------------------- --------------------------- -----------------
          November 25, 2008           December 25 2008                255,865,997.00            6.654970
          --------------------------- ------------------------- --------------------------- -----------------
          December 25, 2008           January 25 2009                 252,278,585.00            6.874860
          --------------------------- ------------------------- --------------------------- -----------------
          January 25, 2009            February 25, 2009               248,743,659.00            6.654860
          --------------------------- ------------------------- --------------------------- -----------------
          February 25, 2009           March 25, 2009                  245,260,425.00            6.654810
          --------------------------- ------------------------- --------------------------- -----------------
          March 25, 2009              April 25 2009                   241,828,099.00            6.874710
          --------------------------- ------------------------- --------------------------- -----------------
          April 25, 2009              May 25 2009                     238,445,913.00            6.654710
          --------------------------- ------------------------- --------------------------- -----------------
          May 25, 2009                June 25, 2009                   235,113,108.00            6.874600
          --------------------------- ------------------------- --------------------------- -----------------
          June 25, 2009               July 25 2009                    231,810,979.00            6.654600
          --------------------------- ------------------------- --------------------------- -----------------
          July 25, 2009               August 25, 2009                 228,557,228.00            6.875000
          --------------------------- ------------------------- --------------------------- -----------------
          August 25, 2009             September 25, 2009              221,342,418.00            6.655000
          --------------------------- ------------------------- --------------------------- -----------------
          September 25, 2009          October 25 2009                 203,035,614.00            6.656150
          --------------------------- ------------------------- --------------------------- -----------------
          October 25, 2009            November 25, 2009               200,186,845.00            6.865610
          --------------------------- ------------------------- --------------------------- -----------------
          November 25, 2009           December 25 2009                197,356,271.00            6.827310
          --------------------------- ------------------------- --------------------------- -----------------
          December 25, 2009           January 25, 2010                194,559,332.00            6.866550
          --------------------------- ------------------------- --------------------------- -----------------
          January 25, 2010            February 25, 2010               191,573,544.00            6.827420
          --------------------------- ------------------------- --------------------------- -----------------
          February 25, 2010           March 25, 2010                  188,550,317.00            6.834700


SRFP Cap Confirmation                                                          6
Ref No.:  1065182



          --------------------------- ------------------------- --------------------------- -----------------
          March 25, 2010              April 25 2010                   185,565,433.00            6.878070
          --------------------------- ------------------------- --------------------------- -----------------
          April 25, 2010              May 25, 2010                    182,627,010.00            6.837580
          --------------------------- ------------------------- --------------------------- -----------------
          May 25, 2010                June 25, 2010                   179,717,222.00            6.878800
          --------------------------- ------------------------- --------------------------- -----------------
          June 25, 2010               July 25 2010                    176,839,851.00            6.838080
          --------------------------- ------------------------- --------------------------- -----------------
          July 25, 2010               August 25, 2010                 174,008,939.00            6.879320
          --------------------------- ------------------------- --------------------------- -----------------
          August 25, 2010             September 25 2010               171,163,218.00            6.838420
          --------------------------- ------------------------- --------------------------- -----------------
          September 25, 2010          October 25, 2010                168,364,084.00            6.840610
          --------------------------- ------------------------- --------------------------- -----------------
          October 25, 2010            November 25, 2010               165,602,646.00            6.882050
          --------------------------- ------------------------- --------------------------- -----------------
          November 25, 2010           December 25, 2010               162,886,501.00            7.010510
          --------------------------- ------------------------- --------------------------- -----------------
          December 25, 2010           January 25, 2011                160,214,904.00            6.882050
          --------------------------- ------------------------- --------------------------- -----------------
          January 25, 2011            February 25, 2011               157,587,126.00            6.882050
          --------------------------- ------------------------- --------------------------- -----------------
          February 25, 2011           March 25, 2011                  155,002,448.00            6.978000
          --------------------------- ------------------------- --------------------------- -----------------
          March 25, 2011              April 25, 2011                  152,460,162.00            6.882050
          --------------------------- ------------------------- --------------------------- -----------------
          April 25, 2011              May 25, 2011                    149,959,574.00            6.826000
          --------------------------- ------------------------- --------------------------- -----------------
          May 25, 2011                June 25, 2011                   147,500,000.00            6.744000
          --------------------------- ------------------------- --------------------------- -----------------
          June 25, 2011               July 25, 2011                   145,080,766.00            6.660000
          --------------------------- ------------------------- --------------------------- -----------------
          July 25, 2011               August 25, 2011                 142,701,212.00            6.571000
          --------------------------- ------------------------- --------------------------- -----------------
          August 25, 2011             September 25, 2011              140,360,686.00            6.479000
          --------------------------- ------------------------- --------------------------- -----------------
          September 25, 2011          October 25, 2011                82,734,716.00             6.423000
          --------------------------- ------------------------- --------------------------- -----------------
          October 25, 2011            November 25, 2011               79,501,945.00             6.417000
          --------------------------- ------------------------- --------------------------- -----------------
          November 25, 2011           December 25, 2011               76,398,672.00             6.410000
          --------------------------- ------------------------- --------------------------- -----------------
          December 25, 2011           January 25, 2012                73,411,153.00             6.402000
          --------------------------- ------------------------- --------------------------- -----------------
          January 25, 2012            February 25, 2012               70,535,249.00             6.394000
          --------------------------- ------------------------- --------------------------- -----------------
          February 25, 2012           March 25, 2012                  67,757,094.00             6.384000
          --------------------------- ------------------------- --------------------------- -----------------
          March 25, 2012              April 25, 2012                  65,083,046.00             6.374000
          --------------------------- ------------------------- --------------------------- -----------------
          April 25, 2012              May 25, 2012                    62,504,426.00             6.363000
          --------------------------- ------------------------- --------------------------- -----------------
          May 25, 2012                June 25, 2012                   60,007,144.00             6.351000
          --------------------------- ------------------------- --------------------------- -----------------
          June 25, 2012               July 25, 2012                   57,615,600.00             6.339000
          --------------------------- ------------------------- --------------------------- -----------------
          July 25, 2012               August 25, 2012                 55,307,949.00             6.325000
          --------------------------- ------------------------- --------------------------- -----------------
          August 25, 2012             September 25, 2012              53,090,013.00             6.315000
          --------------------------- ------------------------- --------------------------- -----------------
          September 25, 2012          October 25, 2012                50,951,402.00             6.300000
          --------------------------- ------------------------- --------------------------- -----------------
          October 25, 2012            November 25, 2012               48,836,967.00             6.969970
          --------------------------- ------------------------- --------------------------- -----------------
          November 25, 2012           December 25, 2012               27,747,721.00             7.202300
          --------------------------- ------------------------- --------------------------- -----------------
          December 25, 2012           January 25, 2013                27,090,422.00             6.969970
          --------------------------- ------------------------- --------------------------- -----------------
          January 25, 2013            February 25, 2013               26,448,692.00             6.969970
          --------------------------- ------------------------- --------------------------- -----------------
          February 25, 2013           March 25, 2013                  25,822,164.00             7.716750
          --------------------------- ------------------------- --------------------------- -----------------
          March 25, 2013              April 25, 2013                  25,210,478.00             6.969970
          --------------------------- ------------------------- --------------------------- -----------------
          April 25, 2013              May 25, 2013                    24,613,282.00             7.202300
          --------------------------- ------------------------- --------------------------- -----------------
          May 25, 2013                June 25, 2013                   24,030,232.00             6.969970
          --------------------------- ------------------------- --------------------------- -----------------
          June 25, 2013               July 25, 2013                   23,460,993.00             7.202300
          --------------------------- ------------------------- --------------------------- -----------------

SRFP Cap Confirmation                                                          7
Ref No.:  1065182

Schedule B to the Confirmation dated as of September 28, 2006
Re: Reference Number: 1065182

Between Swiss Re Financial Products Corporation ("Party A") and Deutsche Bank National Trust Company, not in its individual capacity, but solely as Trustee under IndyMac INDX Mortgage Loan Trust 2006-FLX1 ("Party B)

  Part 1. Termination Provisions.

(a) "Specified Entity" means in relation to Party A for the purpose of the
Agreement:

      Section 5(a)(v): None.
      Section 5(a)(vi): None.
      Section 5(a)(vii): None.
      Section 5(b)(iv): None.

      and in relation to Party B for the purpose of the Agreement:

      Section 5(a)(v): None.
      Section 5(a)(vi): None.
      Section 5(a)(vii): None.
      Section 5(b)(iv): None.

(b) "Specified Transaction" will have the meaning specified in Section 14 of the Agreement.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party A or to Party B.

(d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party A, unless Party A has obtained a guarantee or posted collateral following a Ratings Event, and will be inapplicable to Party B.

(e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party A or to Party B.

(f) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

(g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

(h) The "Bankruptcy" provision of Section 5(a)(vii)(2) of the Agreement will be inapplicable to Party B.

(i) The "Tax Event Upon Merger" provisions of 5(b)(2) of the Agreement will be inapplicable to Party B.

(j) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

SRFP Cap Confirmation                                                          8
Ref No.:  1065182

(k) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B

(l)   Payments on Early Termination. For the purpose of Section 6(e) of the
      Agreement:

      (i) Market Quotation will apply; and
      (ii) The Second Method will apply.

(m)   "Termination Currency" means United States Dollars.

(n)   "Additional Termination Event" will not apply, except as provided in
Part 5(l) hereof or any confirmation.

Part 2. Tax Representations.

      Payer Representations. For the purpose of Section 3(e) of the Agreement, Party A will make the following representation and Party B will not make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

      Payee Representations. For the purpose of Section 3(f) of the Agreement, Party A makes the following representation:

            (i) Party A represents that it is a corporation organized under the laws of the State of Delaware.

Part 3. Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of the Agreement, Party A and Party B agree to deliver the following documents, as applicable:

(a) Tax forms, documents or certificates to be delivered are:

----------------------------- ---------------------------------------------------------- --------------------------------
  Party Required to Deliver     Form/Document/Certificate                                  Date by Which
  Document                                                                                 to be Delivered
----------------------------- ---------------------------------------------------------- --------------------------------
  Party A                     Any form or document required or reasonably requested to   Promptly upon reasonable
                              allow the other party to make payments under the           Demand by the other party.
                              Agreement without any deduction or withholding for or on
                              account of any Tax, or with such deduction or
                              withholding at a reduced rate.
----------------------------- ---------------------------------------------------------- --------------------------------

SRFP Cap Confirmation                                                          9
Ref No.:  1065182

(b) Other documents to be delivered and covered by the Section 3(d) representation are:--

---------------------------- --------------------------------- ---------------------------- -------------------------
Party required to deliver    Form/Document/or Certificate      Date by which to be          Covered by Section 3(d)
                                                               delivered                    representation
---------------------------- --------------------------------- ---------------------------- -------------------------
Party A                      Certified copy of the Board of    Concurrently with the        Yes
                             Directors resolution (or          execution and delivery of
                             equivalent authorizing            the Confirmation.
                             documentation) which sets forth
                             the authority of each signatory
                             to the Confirmation signing on
                             its behalf and the authority of
                             such party to enter into
                             Transactions contemplated and
                             performance of its obligations
                             hereunder.
---------------------------- --------------------------------- ---------------------------- -------------------------

Party A and Party B          Incumbency Certificate (or, if    Concurrently with the        Yes
                             available the current             execution and delivery of
                             authorized signature book or      the Confirmation unless
                             equivalent authorizing            previously delivered and
                             documentation) specifying the     still in full force and
                             names, titles, authority and      effect.
                             specimen signatures of the
                             persons authorized to execute
                             the Confirmation which sets
                             forth the specimen signatures
                             of each signatory to the
                             Confirmation signing on its
                             behalf.
---------------------------- --------------------------------- ---------------------------- -------------------------

Party A                      The Guaranty of Swiss             Concurrently with the        No
                             Reinsurance Company ("Swiss       execution and delivery of
                             Re"), dated as of the date        the Confirmation.
                             hereof, issued by Swiss Re as
                             Party A's Credit Support
                             Provider (in the form annexed
                             hereto as Exhibit A).
---------------------------- --------------------------------- ---------------------------- -------------------------
Party B                      The Pooling and Servicing         Concurrently with the        No
                             Agreement.                        execution and delivery of
                                                               the Confirmation.

---------------------------- --------------------------------- ---------------------------- -------------------------


SRFP Cap Confirmation                                                         10
Ref No.:  1065182

Part 4. Miscellaneous.

(a) Addresses for Notices. For the purposes of Section 12(a) of the Agreement:

      Addresses for notices or communications to Party A and to Party B shall be those set forth on the first page of the Confirmation.

(b) Process Agent. For the purpose of Section 13(c) of the Agreement:

      Party A appoints as its Process Agent: None.
      Party B appoints as its Process Agent: None.

(c) Offices. With respect to Party A, the provisions of Section 10(a) of the Agreement will apply.

(d) Multibranch Party. For the purpose of Section 10(c) of the Agreement:

      Party A is not a Multibranch Party.
      Party B is not a Multibranch Party.

(e) Credit Support Document. Details of any Credit Support Document: Guaranty of Swiss Re dated as of the date hereof in the form annexed hereto as Exhibit A.

(f) Credit Support Provider.

      Credit Support Provider means in relation to Party A: Swiss Re. Credit Support Provider means in relation to Party B: None.

(g) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to conflicts of law provisions thereof).

(h) Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will apply to the Transaction evidenced by the Confirmation.

(i) "Affiliate" will have the meaning specified in Section 14 of the Agreement.

(j) Jurisdiction. Section 13(b) of the Agreement is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

Part 5. Other Provisions.

(a) Modifications to the Agreement. Section 3(a) of the Agreement shall be amended to include the following additional representations after paragraph 3(a)(v):

         (vi) Eligible Contract Participant etc. It is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000 and the Transaction evidenced hereby has been the subject of individual negotiations and is intended to be exempt from, or otherwise not subject to regulation thereunder.

SRFP Cap Confirmation                                                         11
Ref No.:  1065182

(b) Waiver of Right to Trial by Jury. Each party hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or any Transaction hereunder.

(c) Absence of Litigation. In Section 3(c) of the Agreement the words "or any of its Affiliates" shall be deleted.

(d) Tax Event. In Section 5(b)(ii)(y) of the Agreement the words ", or there is a substantial likelihood that it will," shall be deleted.

(e)      Fully-paid Party Protected.

         Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Party B has satisfied its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B with respect to this Transaction shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party. For purposes of the Transaction to which this Confirmation relates, Party B's only payment obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(f)      Trustee Capacity.

         It is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by Deutsche Bank National Trust Company ("Deutsche Bank"), not individually or personally but solely as the trustee, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein are made on the part of Party B are made and intended not as personal representations, undertakings and agreements by Deutsche Bank but are made and intended for the purpose of binding only Party B, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties, and (d) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this letter agreement.

(g)      Proceedings.

         Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, IndyMac INDX Mortgage Loan Trust 2006-FLX1, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day following indefeasible payment in full of the IndyMac INDX Mortgage Loan Trust 2006-FLX1, LIBOR Certificates (the "Securities").

(h)      Set-off.

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

      The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(i)   Section 1(c)

      For purposes of Section 1(c) of the Agreement, this Transaction shall be the sole Transaction under the Agreement.

(j)   [Reserved]

(k)   Rating Agency Downgrade

      If a Ratings Event (as defined below) occurs with respect to Party A (or any applicable credit support provider), then Party A shall at its own expense, (i) assign this Transaction hereunder to a third party within
      (30) days of such Ratings Event that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation or (ii) deliver collateral, in an amount which will satisfy the then current rating agency criteria, and an executed ISDA Credit Support Annex within (30) days of such Ratings Event and subject to Standard and Poors, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") written confirmation that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Securities. For avoidance of doubt, a downgrade of the rating on the Securities could occur in the event that Party A does not post sufficient collateral. For purposes of this Transaction, a "Ratings Event" shall occur with respect to Party A (or any applicable credit support provider), if its short-term unsecured and unsubordinated debt ceases to be rated at least "A-1" by S&P and at least "P-1" by Moody's (including in connection with a merger, consolidation or other similar transaction by Party A or any applicable credit support provider) such ratings being referred to herein as the "Approved Ratings Thresholds," (unless, within 30 days thereafter, each of S&P and Moody's has reconfirmed the ratings of the Securities, as applicable, which was in effect immediately prior thereto).

(l)   Additional Termination Event

      Additional Termination Event will apply if a Ratings Event has occurred and Party A has not, within 30 days, complied with clause (k) above, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(m)   Amendment to ISDA Form.

      The "Failure to Pay or Deliver" provision in Section 5(a)(i) of the Agreement is hereby amended by deleting the word "third" in the third line thereof and inserting the word "first" in place thereof.

(n)   Compliance with Regulation AB.

      Party A and Party B agree that the terms of the Item 1115 Agreement dated as of August 30, 2006 (the "Regulation AB Agreement"), among IndyMac Bank, F.S.B., IndyMac MBS, Inc., IndyMac ABS, Inc. and Swiss Re Financial Products Corporation shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit A.

(o)   Deduction or Withholding for Tax.

      The provisions of Section 2(d)(i)(4) and 2(d)(ii) will not apply to Party B and Party B shall not be required to pay any additional amounts referred to therein.


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


                                                                     Exhibit A
                                                                     ---------

                                   GUARANTY
                                   --------

To: Deutsche Bank National Trust Company, not in its individual capacity, but solely as Trustee under IndyMac INDX Mortgage Loan Trust 2006-FLX1 (LIBOR Certificates)(the "Rated Securities") pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2006, among IndyMac Bank, F.S.B., as Seller and Master Servicer, IndyMac MBS, Inc., as Depositor and the Trustee (the "Pooling and Servicing Agreement").

1. The undersigned, SWISS REINSURANCE COMPANY, a Swiss company (the "Guarantor"), hereby absolutely and unconditionally guarantees the prompt payment as and when due of all obligations of its indirect, wholly-owned subsidiary SWISS RE FINANCIAL PRODUCTS CORPORATION, a Delaware corporation ("THE GUARANTEED SUBSIDIARY") under, in connection with or ancillary to a long form confirmation (Reference number 1065182) dated as of September 28, 2006 between the Beneficiary and THE GUARANTEED SUBSIDIARY as amended or restated from time to time (the "Agreements") which support the issuance of the Rated Securities. In this Guarantee these obligations are referred to as the "Guaranteed Obligations". This Guarantee is given solely for the benefit of, and is enforceable only by, the Beneficiary or any trustee as assignee of the Beneficiary to which this Guarantee has been validly assigned in accordance with applicable law and who is acting as trustee for the investors in the Rated Securities.

2. This Guarantee constitutes a Guarantee of payment and not of collection and is not conditional or contingent upon any attempts to collect from, or pursue or exhaust any rights or remedies against, THE GUARANTEED SUBSIDIARY. A demand for payment hereunder may at the Beneficiary's option be made in writing addressed to the Chief Financial Officer of the Guarantor. This Guarantee is not however dependent in any way on the manner of the demand for payment. Delay in making a claim will not affect the Guarantor's obligations under this Guarantee unless the relevant legal limitation period has expired.

3. This Guarantee constitutes, and is intended by the Guarantor to constitute, an unlimited non-accessory undertaking (,,unbeschrankte, nicht akzessorische Verpflichtung") within the meaning of Article 111 of the Swiss Code of Obligations (,CO`) and is not a mere surety (,,Burgschaft") within the meaning of Article 492 et seq of the CO.

4. Notwithstanding any reference to the obligations of THE GUARANTEED SUBSIDIARY, the Guarantor's obligations under this Guarantee are its absolute and independent obligations as a primary obligor. Payment of a claim hereunder is required as soon as the Guaranteed Obligations are due and payable.

5. To the extent that any event or circumstance would give rise to any legal or equitable discharge, defence or other rights of the Guarantor under this Guarantee, but which event or circumstance would not give rise to any discharge, defence or other rights of THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby fully waives, subject to paragraph 7 below, such discharge, defence, or other rights and the Guarantor's liability hereunder shall continue as if such event or circumstance had not arisen.

6. The Guarantor further agrees, subject to paragraph 7 below, that to the extent that any event or circumstance gives rise to any legal or equitable discharge, defence or other rights available to both the Guarantor under the Guarantee and THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby agrees to waive such discharge, defense or other rights against the Beneficiary, until such time as all the Guaranteed Obligations in relation to the same event or circumstance have been fully met as required to protect investors in the Rated Securities.

7. Notwithstanding any other provision of this Guarantee, the Guarantor will have the right, prior to making any payment under this Guarantee, to (a) assert such rights of offset as are set forth in the Agreements to the extent that such rights relate to amounts due and payable by the Beneficiary to THE

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

GUARANTEED SUBSIDIARY and not to amounts which are subject to dispute; and (b) defend manifestly fraudulent claims under this Guarantee made by the Beneficiary.

8. This Guarantee will continue in full force and effect in relation to all Guaranteed Obligations until all the Guaranteed Obligations have been satisfied in full. For the avoidance of doubt, all Guaranteed Obligations entered into by THE GUARANTEED SUBSIDIARY during the term of this Guarantee shall be honoured in accordance with this Guarantee and shall be binding on the Guarantor and its successors and assigns. This Guarantee may be amended only as necessary to reflect changes to the Guaranteed Obligations which are validly agreed to by the Beneficiary (or the trustee as assignee of the Beneficiary) in accordance with the terms of the Rated Securities, including any requirement to obtain the consent of some or all of the investors in the Rated Securities.

9. If any payment by THE GUARANTEED SUBSIDIARY is avoided, recaptured or reduced as a result of insolvency or any similar event affecting creditors rights generally having occurred in respect of THE GUARANTEED SUBSIDIARY, the Guarantor's liability under this Guarantee shall continue as if the avoided, recaptured or reduced payment had not occurred.

10. Upon payment by the Guarantor to the Beneficiary of any amount due under this Guarantee, the Guarantor shall be entitled to require the assignment to it of the rights of the Beneficiary against THE GUARANTEED SUBSIDIARY to the extent satisfied by such payment, and the Beneficiary will take at the Guarantor's expense such steps as the Guarantor may reasonably require to implement such assignment. The Guarantor shall not exercise any rights against THE GUARANTEED SUBSIDIARY which it may acquire in consequence of such payment and assignment unless and until all the Guaranteed Obligations to the Beneficiary shall have been paid in full.

11. This Guarantee is governed and will be construed in accordance with Swiss law. The exclusive place of jurisdiction for any legal proceeding hereunder shall be Zurich, Switzerland.


IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed in its name as of the 28th day of September, 2006.



                                                 SWISS REINSURANCE COMPANY


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Ref No.:  1065182